Exhibit 99.1

Form of Proxy Class A Common Stock

BFC FINANCIAL CORPORATION 2100 WEST CYPRESS CREEK ROAD FT. LAUDERDALE, FL 33309

SPECIAL MEETING OF SHAREHOLDERS OF BFC FINANCIAL CORPORATION             , 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BFC FINANCIAL CORPORATION

This undersigned hereby appoints John K. Grelle and Maria R. Scheker, and each of the them acting alone, with the power to appoint his or her substitute, proxy to represent the undersigned and vote as designated on the reverse all of the shares of Class A Common Stock of BFC Financial Corporation held of record by the undersigned as of the close of business on             , 2012 at the Special Meeting of Shareholders to be held on             , 2012 and at any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

COMMENTS

SPECIAL MEETING OF SHAREHOLDERS OF

BFC FINANCIAL CORPORATION

            , 2012

Class A Common Stock

PROXY VOTING INSTRUCTIONS

INTERNET—Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE—Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

You may vote via telephone or the Internet until 11:59 PM EST on             , 2012. COMPANY NUMBER

ACCOUNT NUMBER

MAIL—Sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ?

Approval of the merger of Bluegreen Corporation with and into a wholly owned subsidiary of the Company.

2. Approval of the one-for-            reverse split of the Company’s Class A Common Stock and Class B Common Stock and related amendments to the Company’s Amended and Restated Articles of Incorporation.

? FOR ? FOR

? AGAINST

? ABSTAIN

THIS PROXY CARD, WHEN PROPERTLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

? AGAINST

? ABSTAIN

Please mark box if you plan to attend the meeting. ?

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that the changes to the registered name(s) on the account may not be submitted via this method.

?

Signature of Shareholder

Date: Signature of Shareholder Date:

Note: Please sign exactly as your name or names appear on this proxy card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Form of Proxy Class B Common Stock

BFC FINANCIAL CORPORATION 2100 WEST CYPRESS CREEK ROAD FT. LAUDERDALE, FL 33309

SPECIAL MEETING OF SHAREHOLDERS OF BFC FINANCIAL CORPORATION             , 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BFC FINANCIAL CORPORATION

This undersigned hereby appoints John K. Grelle and Maria R. Scheker, and each of the them acting alone, with the power to appoint his or her substitute, proxy to represent the undersigned and vote as designated on the reverse all of the shares of Class B Common Stock of BFC Financial Corporation held of record by the undersigned as of the close of business on             , 2012 at the Special Meeting of Shareholders to be held on             , 2012 and at any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

COMMENTS

SPECIAL MEETING OF SHAREHOLDERS OF

BFC FINANCIAL CORPORATION

            , 2012

Class B Common Stock

PROXY VOTING INSTRUCTIONS

INTERNET—Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE—Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

You may vote via telephone or the Internet until 11:59 PM EST on             , 2012. COMPANY NUMBER

ACCOUNT NUMBER

MAIL—Sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ?

Approval of the merger of Bluegreen Corporation with and into a wholly owned subsidiary of the Company.

2. Approval of the one-for-            reverse split of the Company’s Class A Common Stock and Class B Common Stock and related amendments to the Company’s Amended and Restated Articles of Incorporation.

? FOR ? FOR

? AGAINST

? ABSTAIN

THIS PROXY CARD, WHEN PROPERTLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

? AGAINST

? ABSTAIN

Please mark box if you plan to attend the meeting. ?

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that the changes to the registered name(s) on the account may not be submitted via this method.

?

Signature of Shareholder

Date: Signature of Shareholder Date:

Note: Please sign exactly as your name or names appear on this proxy card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.